Exhibit 99.2

Fourth Quarter 2009

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2009

Contact:	6110 Executive Boulevard

William T. Camp	Suite 800

Executive Vice President and	Rockville, MD 20852

Chief Financial Officer	(301) 984-9400

E-mail: bcamp@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust (the “Company”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, industrial/flex, medical office, retail, and multifamily properties and land for development.

During 2009, WRIT reduced its total debt by $157 million and improved its debt to market capitalization from 48% at year end 2008 to 43% at year end 2009. WRIT achieved this by repurchasing $110 million of its convertible notes at discounts to par, issuing $167 million of equity and improving the quality of its property portfolio by disposing of $38 million of assets and acquiring a $20 million medical office building. Finally, WRIT executed 1.4 million square feet of commercial lease transactions, only slightly less than the 1.5 million square feet signed in 2008.

From a property operations perspective, WRIT’s portfolio performed well in 2009 considering the economic difficulties facing the metro Washington, DC region. Overall economic occupancy for 2009 was 92.6% compared to 92.2% for 2008, and portfolio net operating income grew 9.3% from 2008 to 2009.

In 2009, WRIT executed 1.4 million square feet of commercial lease transactions with an average lease term of 4.3 years. The average rental rate increase on new and renewal leases in the commercial portfolio was 10.2% on a GAAP basis and 0.6% on a cash basis. Commercial tenant improvement costs were $7.88 per square foot and leasing commissions were $6.07 per square foot for the year.

In the fourth quarter, WRIT used capacity on its line of credit to prepay its $100 million unsecured term loan due in November 2011. WRIT also repurchased $8.1 million of its 3.875% convertible notes at an average discounted price of 96.9% of par for approximately $7.8 million. As of December 31, 2009, approximately $134 million of the original $260 million of convertible notes remain outstanding. Subsequent to quarter end, WRIT repurchased an additional $1.2 million of its convertible notes at an average discounted price of 99.3% of par. Also in the fourth quarter, WRIT disposed of Crossroads Distribution Center, an 85,000 square foot industrial property in Elkridge, Maryland, for $4.4 million and a net book gain of $1.5 million.

WRIT executed 308,000 square feet of commercial lease transactions in the fourth quarter with an average lease term of 5.4 years. The average rental rate increase on new and renewal leases in the commercial portfolio was 4.2% on a GAAP basis and -7.1% on a cash basis. Commercial tenant improvement costs were $9.60 per square foot and leasing commissions were $9.63 per square foot for the quarter.

As of December 31, 2009, WRIT owned a diversified portfolio of 90 properties totaling approximately 11 million square feet of commercial space and 2,540 residential units. These 90 properties consist of 27 office properties, 20 industrial/flex properties, 18 medical office properties, 14 retail centers, 11 multi-family properties and land for development. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

*	Excludes discontinued operations:

Sold Property: Crossroads Distribution Center

Held for Sale Property: Charleston Business Center

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, the timing and pricing of lease transactions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2008 Form 10-K, our third quarter 2009 10-Q and our Form 8-K filed July 10, 2009. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Schedule	Page

Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio Net Operating Income (NOI) Detail for the Year	16-17
Core Portfolio & Overall Economic Occupancy Levels by Sector	18

Tenant Analysis
Commercial Leasing Summary	19-20
10 Largest Tenants - Based on Annualized Base Rent	21
Industry Diversification	22
Lease Expirations as of December 31, 2009	23

Growth and Strategy
2009 Acquisition and Disposition Summary	24

Appendix

Schedule of Properties	25-26
Supplemental Definitions	27

Twelve Months Ended	Three Months Ended
12/31/09	12/31/08	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08
OPERATING RESULTS

Real estate rental revenue	$306,929	$278,691	$77,866	$75,607	$76,262	$77,194	$72,286
Real estate expenses	(104,573)	(93,499)	(26,164)	(25,868)	(25,357)	(27,184)	(25,216)

202,356	185,192	51,702	49,739	50,905	50,010	47,070

Real estate depreciation and amortization	(94,042)	(85,659)	(23,947)	(23,643)	(23,339)	(23,113)	(23,446)

Income from real estate	108,314	99,533	27,755	26,096	27,566	26,897	23,624

Other income	1,205	1,073	284	262	339	320	277
Gain from non-disposal activities	73	17	11	62	—	—	—
Gain (loss) on extinguishment of debt	5,336	(5,583)	(1,595)	(133)	1,219	5,845	2,866
Interest expense	(75,001)	(75,041)	(17,780)	(18,224)	(19,316)	(19,681)	(18,854)
General and administrative	(13,906)	(12,110)	(3,174)	(3,834)	(3,716)	(3,182)	(3,297)

Income from continuing operations	26,021	7,889	5,501	4,229	6,092	10,199	4,616

Discontinued operations:
Income from operations of properties held for sale	1,579	4,129	275	227	376	701	712
Gain on sale of real estate	13,348	15,275	1,527	5,147	6,674	—	—

Income from discontinued operations	14,927	19,404	1,802	5,374	7,050	701	712

Net income	40,948	27,293	7,303	9,603	13,142	10,900	5,328
Less: Net income from noncontrolling interests	(203)	(211)	(49)	(53)	(52)	(49)	(53)

Net income attributable to the controlling interests	$40,745	$27,082	$7,254	$9,550	$13,090	$10,851	$5,275

Per Share Data

Net income attributable to the controlling interests	$0.71	$0.55	$0.12	$0.16	$0.23	$0.20	$0.10

Fully diluted weighted average shares outstanding	56,968	49,217	59,833	58,571	56,277	52,915	52,387

Percentage of Revenues:
Real estate expenses	34.1%	33.5%	33.6%	34.2%	33.2%	35.2%	34.9%
General and administrative	4.5%	4.3%	4.1%	5.1%	4.9%	4.1%	4.6%

Ratios:
EBITDA / Interest expense	2.6	x	2.3	x	2.7	x	2.5	x	2.5	x	2.7	x	2.5	x

Income from continuing operations attributable to the controlling interest/Total real estate revenue	8.4%	2.8%	7.0%	5.5%	7.9%	13.1%	6.3%

Net income attributable to the controlling interest/Total real estate revenue	13.3%	9.7%	9.3%	12.6%	17.2%	14.1%	7.3%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Assets
Land	$412,137	$412,137	$410,828	$410,833	$410,833
Income producing property	1,899,378	1,890,505	1,866,520	1,858,293	1,854,008

	2,311,515	2,302,642	2,277,348	2,269,126	2,264,841
Accumulated depreciation and amortization	(474,171)	(454,407)	(434,396)	(414,543)	(394,902)

Net income producing property	1,837,344	1,848,235	1,842,952	1,854,583	1,869,939
Development in progress, including land held for development	25,031	24,611	24,140	23,678	23,732

Total real estate held for investment, net	1,862,375	1,872,846	1,867,092	1,878,261	1,893,671

Investment in real estate held for sale, net	3,841	6,277	13,881	26,563	26,734
Cash and cash equivalents	11,203	7,119	58,446	9,685	11,874
Restricted cash	19,170	18,072	21,038	19,343	18,823
Rents and other receivables, net of allowance for doubtful accounts	50,525	49,109	48,777	46,753	44,675
Prepaid expenses and other assets	97,815	104,421	100,628	105,364	112,284
Other assets related to properties sold or held for sale	296	553	950	1,204	1,346

Total assets	$2,045,225	$2,058,397	$2,110,812	$2,087,173	$2,109,407

Liabilities and Equity
Notes payable	$688,912	$796,064	$807,128	$845,364	$890,679
Mortgage notes payable	405,451	406,377	457,238	458,084	421,286
Lines of credit/short-term note payable	128,000	6,000	15,000	48,000	67,000
Accounts payable and other liabilities	52,649	64,462	70,979	71,571	70,538
Advance rents	11,211	9,792	9,388	9,034	8,926
Tenant security deposits	9,854	10,021	10,013	10,043	10,084
Other liabilities related to properties sold or held for sale	85	112	311	445	469

Total Liabilities	1,296,162	1,292,828	1,370,057	1,442,541	1,468,982

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	599	598	584	531	526
Additional paid-in capital	944,825	942,884	901,603	793,441	777,375
Distributions in excess of net income	(198,412)	(179,639)	(163,425)	(151,172)	(138,936)
Accumulated other comprehensive income (loss)	(1,757)	(2,080)	(1,808)	(1,963)	(2,335)

Total shareholders’ equity	745,255	761,763	736,954	640,837	636,630
Noncontrolling interests in subsidiaries	3,808	3,806	3,801	3,795	3,795

Total equity	749,063	765,569	740,755	644,632	640,425

Total liabilities and equity	$2,045,225	$2,058,397	$2,110,812	$2,087,173	$2,109,407

Total Debt / Total Market Capitalization	0.43:1	0.41:1	0.50:1	0.60:1	0.48:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	Twelve Months Ended		Three Months Ended
	12/31/2009	12/31/2008	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$40,745	$27,082	$7,254	$9,550	$13,090	$10,851	$5,275
Real estate depreciation and amortization	94,042	85,659	23,947	23,643	23,339	23,113	23,446
Gain from non-disposal activities	(73)	(17)	(11)	(62)	—	—	—
Discontinued operations:
Gain on sale of real estate	(13,348)	(15,275)	(1,527)	(5,147)	(6,674)	—	—
Real estate depreciation and amortization	405	1,239	1	46	169	189	184

Funds From Operations (FFO)	$121,771	$98,688	$29,664	$28,030	$29,924	$34,153	$28,905

FFO per share - basic	$2.14	$2.01	$0.50	$0.48	$0.53	$0.65	$0.55
FFO per share - fully diluted	$2.14	$2.00	$0.50	$0.48	$0.53	$0.65	$0.55

FFO per share - fully diluted, excluding gain (loss) on extinguishment of debt	$2.04	$2.12	$0.52	$0.48	$0.51	$0.53	$0.50

Funds available for distribution(2)
Non-cash (gain)/loss on extinguishment of debt	(6,336)	(2,866)	595	133	(1,219)	(5,845)	(2,866)
Tenant improvements	(12,490)	(11,350)	(4,425)	(2,272)	(4,727)	(1,066)	(2,759)
External and internal leasing commissions capitalized	(5,845)	(6,487)	(1,058)	(1,543)	(2,186)	(1,058)	(1,184)
Recurring capital improvements	(6,356)	(9,792)	(1,442)	(1,756)	(1,984)	(1,174)	(2,688)
Straight-line rent, net	(3,379)	(2,752)	(1,527)	(576)	(612)	(664)	(517)
Non-cash fair value interest expense	3,595	3,441	773	794	900	1,128	266
Non-real estate depreciation and amortization	4,555	5,039	1,037	1,122	1,177	1,219	1,261
Amortization of lease intangibles, net	(2,587)	(1,623)	(777)	(559)	(654)	(597)	(47)
Amortization and expensing of restricted share and unit compensation	3,460	2,538	820	1,136	927	577	417

Funds Available for Distribution (FAD)	$96,388	$74,836	$23,660	$24,509	$21,546	$26,673	$20,788

Total Dividends Paid	$99,550	$85,299	$25,843	$25,591	$25,193	$22,923	$22,666

Average shares - basic	56,894	49,138	59,735	58,556	56,276	52,914	52,358
Average shares - fully diluted	56,968	49,217	59,833	58,571	56,277	52,915	52,387

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

	Twelve Months Ended		Three Months Ended
	12/31/09	12/31/08	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08
EBITDA(1)

Net income attributable to the controlling interests	$40,745	$27,082	$7,254	$9,550	$13,090	$10,851	$5,275
Add:

Interest expense	75,001	75,041	17,780	18,224	19,316	19,681	18,854
Real estate depreciation and amortization	94,447	86,898	23,948	23,689	23,508	23,302	23,630
Non-real estate depreciation	1,192	1,175	288	293	306	305	315
Less:
Gain on sale of real estate	(13,348)	(15,275)	(1,527)	(5,147)	(6,674)	—	—
Gain from non-disposal activities	(73)	(17)	(11)	(62)	—	—	—
Other income	(1,205)	(1,073)	(284)	(262)	(339)	(320)	(277)

EBITDA	$196,759	$173,831	$47,448	$46,285	$49,207	$53,819	$47,797

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

	December 30, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
Balances Outstanding

Secured
Conventional fixed rate	$405,451	(1)	$406,377	(1)	$457,238	(1)	$458,084		$421,286

Secured total	405,451		406,377		457,238		458,084		421,286

Unsecured
Fixed rate bonds and notes	688,912		796,064		807,128		845,364		890,679
Credit facility	128,000		6,000		15,000		48,000		67,000

Unsecured total	816,912		802,064		822,128		893,364		957,679

Total	$1,222,363		$1,208,441		$1,279,366		$1,351,448		$1,378,965

Average Interest Rates

Secured
Conventional fixed rate	5.9	% (1)	5.9	% (1)	6.0	% (1)	6.0	% (1)	6.1%

Secured total	5.9%		5.9%		6.0%		6.0%		6.1%

Unsecured
Fixed rate bonds	5.7%		5.7%		5.7%		5.6%		5.6%
Credit facilities	2.8	% (2)	0.7%		0.7%		0.9%		1.5%

Unsecured total	5.2%		5.7%		5.6%		5.3%		5.3%

Average	5.5%		5.7%		5.8%		5.6%		5.5%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $7,409,991 and $5,416,014, respectively.

(1)

Includes the impact of the $101.9 million loan with an interest rate of 5.619% per annum assumed with the purchase of 2445 M Street during the fourth quarter of 2008. In purchase accounting, the loan was recorded at its fair value of $91.7 million. The combined interest and discount amortization give the loan a fair value interest rate of 7.25%.

(2)

On December 1, 2009, we borrowed $100.0 million on a line of credit in order to prepay the $100.0 million term loan. The interest rate on this $100.0 million borrowing on our lines of credit is effectively fixed by an interest rate swap at 3.375% through February 19, 2010. A forward interest swap effectively fixes the interest rate at 2.525% from February 20, 2010 through November 1, 2011.

	Future Maturities of Debt
Year	Secured Debt		Unsecured Debt		Credit Facilities	Total Debt	Average Interest Rate
2010	$4,510		$—		$100,000	$104,510	3.5%
2011	13,788		284,328		28,000	326,116	5.4%
2012	21,823		50,000	(1)	—	71,823	5.0%
2013	107,123		60,000		—	167,123	5.5%
2014	2,038		100,000		—	102,038	5.3%
2015	20,595		150,000		—	170,595	5.3%
2016	82,866		—		—	82,866	5.7%
2017	103,816		—		—	103,816	7.2%
2018	2,063		—		—	2,063	5.6%
Thereafter	54,239	(2)	50,000		—	104,239	6.4%

Total maturities	$412,861		$694,328		$128,000	$1,235,189	5.5%

Weighted average maturity = 4.7 years

(1)

The 3.875% convertible notes due 2026 in the aggregate principal amount of $134.3 million are puttable at par in September, 2011. Due to the probability that the convertible notes will be paid off in September, 2011, that date is reflected in the future maturities schedule.

(2)

The 5.82% mortgage note payble maturing in August, 2033 in the aggregate principal amount of $21.9 million may be repaid without penalty on August 11, 2010. Due to the probability that the mortgage note will not be paid off on August 11, 2010, the date reflected in the future maturities schedule is August, 2033.

	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
Market Data

Shares Outstanding	59,811		59,724		58,250		53,000		52,434
Market Price per Share	$27.55		$28.80		$22.37		$17.30		$28.30
Equity Market Capitalization	$1,647,793		$1,720,051		$1,303,053		$916,900		$1,483,882

Total Debt	$1,222,363		$1,208,441		$1,279,366		$1,351,448		$1,378,965
Total Market Capitalization	$2,870,156		$2,928,492		$2,582,419		$2,268,348		$2,862,847

Total Debt to Market Capitalization	0.43:1		0.41:1		0.50:1		0.60:1		0.48:1

Earnings to Fixed Charges(1)	1.3	x	1.2	x	1.3	x	1.5	x	1.2	x
Debt Service Coverage Ratio(2)	2.5	x	2.4	x	2.4	x	2.6	x	2.4	x

Dividend Data

Total Dividends Paid	$25,842		$25,591		$25,193		$22,923		$22,666
Common Dividend per Share	$0.4325		$0.4325		$0.4325		$0.4325		$0.4325
Payout Ratio (FFO per share basis)	86.5%		90.1%		81.6%		66.5%		78.6%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

	Fourth Quarter(1)		Year(2)
	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
Cash Basis:
Multifamily	1.3%	-1.9%	3.4%	0.2%
Office Buildings	0.0%	2.6%	-2.5%	3.0%
Medical Office Buildings	5.4%	2.6%	2.2%	3.1%
Retail Centers	7.8%	0.6%	-1.0%	1.8%
Industrial/Flex	-4.9%	-1.1%	-4.3%	1.1%

Overall Core Portfolio	1.6%	1.1%	-1.1%	2.2%

	Fourth Quarter(1)		Year(2)
	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
GAAP Basis:
Multifamily	0.8%	-1.8%	3.4%	0.3%
Office Buildings	6.6%	5.5%	-1.7%	3.3%
Medical Office Buildings	2.1%	2.4%	1.0%	2.7%
Retail Centers	16.3%	-0.3%	-0.6%	1.0%
Industrial/Flex	-5.2%	-3.1%	-5.3%	0.0%

Overall Core Portfolio	4.8%	1.9%	-1.1%	2.0%

[1]	Non-core properties were:

Acquisitions - 2445 M Street and Lansdowne Medical Office Building.

Sold properties - Avondale, Tech 100 Industrial Park, Brandywine Center and Crossroads Distribution Center.

Held for sale property - Charleston Business Center.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Non-core properties were:

Acquisitions - 6100 Columbia Park Road, Sterling Medical Office Building, Kenmore Apartments, 2445 M Street and Lansdowne Medical Office Building.

Sold properties - Avondale, Tech 100 Industrial Park, Brandywine Center and Crossroads Distribution Center.

Held for sale properties - Charleston Business Center.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009	2008	% Change	2009	2008	% Change
Cash Basis:
Multifamily	$5,675	$5,604	1.3%	$19,507	$18,871	3.4%
Office Buildings	17,728	17,730	0.0%	70,757	72,576	-2.5%
Medical Office Buildings	7,361	6,982	5.4%	28,625	28,003	2.2%
Retail Centers	8,020	7,442	7.8%	30,661	30,964	-1.0%
Industrial/Flex	6,444	6,774	-4.9%	25,791	26,948	-4.3%

	$45,228	$44,532	1.6%	$175,341	$177,362	-1.1%

GAAP Basis:
Multifamily	$5,877	$5,832	0.8%	$19,527	$18,884	3.4%
Office Buildings	19,352	18,147	6.6%	73,482	74,729	-1.7%
Medical Office Buildings	7,492	7,339	2.1%	29,577	29,286	1.0%
Retail Centers	8,101	6,965	16.3%	31,141	31,340	-0.6%
Industrial/Flex	6,507	6,862	-5.2%	25,881	27,327	-5.3%

	$47,329	$45,145	4.8%	$179,608	$181,566	-1.1%

	Three Months Ended December 31, 2009
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$9,934	$29,462	$11,293	$10,825	$9,102	$—	$70,616
Non-core - acquired and in development [1]	1,930	5,320	—	—	—	—	7,250

Total	11,864	34,782	11,293	10,825	9,102	—	77,866
Real estate expenses
Core portfolio	4,057	10,110	3,801	2,724	2,595	—	23,287
Non-core - acquired and in development [1]	888	1,902	87	—	—	—	2,877

Total	4,945	12,012	3,888	2,724	2,595	—	26,164
Net Operating Income (NOI)
Core portfolio	5,877	19,352	7,492	8,101	6,507	—	47,329
Non-core - acquired and in development [1]	1,042	3,418	(87)	—	—	—	4,373

Total	$6,919	$22,770	$7,405	$8,101	$6,507	$—	$51,702

Core portfolio NOI GAAP basis (from above)	$5,877	$19,352	$7,492	$8,101	$6,507	$—	$47,329
Straight-line revenue, net for core properties	(10)	(1,112)	(33)	82	(47)	—	(1,120)
FAS 141 Min Rent	(192)	(535)	(99)	(166)	(21)	—	(1,013)
Amortization of lease intangibles for core properties	—	23	1	3	5	—	32

Core portfolio NOI, cash basis	$5,675	$17,728	$7,361	$8,020	$6,444	$—	$45,228

Reconciliation of NOI to Net Income
Total NOI	$6,919	$22,770	$7,405	$8,101	$6,507	$—	$51,702
Other income	—	—	—	—	—	284	284
Interest expense	(1,731)	(2,617)	(1,376)	(329)	(239)	(11,488)	(17,780)
Depreciation and amortization	(3,466)	(11,523)	(3,695)	(1,897)	(3,057)	(309)	(23,947)
General and administrative	—	—	—	—	—	(3,174)	(3,174)
Discontinued operations [2]	—	—	—	—	275	—	275
Gain from non-disposal activities	—	11	—	—	—	—	11
Gain on sale of real estate	—	—	—	—	—	1,527	1,527
Gain (loss) on extinguishment of debt	—	—	—	—	—	(1,595)	(1,595)

Net Income	1,722	8,641	2,334	5,875	3,486	(14,755)	7,303
Net income attributable to noncontrolling interests	—	—	—	—	—	(49)	(49)

Net income attributable to the controlling interests	$1,722	$8,641	$2,334	$5,875	$3,486	$(14,804)	$7,254

[1]	Non-core acquired and in development properties:

Acquisitions - 2445 M Street and Lansdowne Medical Office Building.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include: Sold Property - Crossroads Distribution Center; Held for Sale Property - Charleston Business Center.

	Three Months Ended December 31, 2008
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$9,856	$28,509	$10,950	$9,740	$9,425	$—	$68,480
Non-core - acquired and in development [1]	1,360	2,446	—	—	—	—	3,806

Total	11,216	30,955	10,950	9,740	9,425	—	72,286
Real estate expenses
Core portfolio	4,024	10,362	3,611	2,775	2,563	—	23,335
Non-core - acquired and in development [1]	1,038	843	—	—	—	—	1,881

Total	5,062	11,205	3,611	2,775	2,563	—	25,216
Net operating income (NOI)
Core portfolio	5,832	18,147	7,339	6,965	6,862	—	45,145
Non-core - acquired and in development [1]	322	1,603	—	—	—	—	1,925

Total	$6,154	$19,750	$7,339	$6,965	$6,862	$—	$47,070

Core portfolio NOI GAAP basis (from above)	$5,832	$18,147	$7,339	$6,965	$6,862	$—	$45,145
Straight-line revenue, net for core properties	(4)	(111)	(186)	92	(71)	—	(280)
FAS 141 min rent	(224)	(311)	(171)	382	(22)	—	(346)
Amortization of lease intangibles for core properties	—	5	—	3	5	—	13

Core portfolio NOI, cash basis	$5,604	$17,730	$6,982	$7,442	$6,774	$—	$44,532

Reconciliation of NOI to net income
Total NOI	$6,154	$19,750	$7,339	$6,965	$6,862	$—	$47,070
Other income	—	—	—	—	—	277	277
Interest expense	(2,118)	(1,433)	(1,403)	(335)	(247)	(13,318)	(18,854)
Depreciation and amortization	(4,504)	(10,035)	(3,683)	(1,996)	(2,986)	(242)	(23,446)
General and administrative	—	—	—	—	—	(3,297)	(3,297)
Discontinued operations [2]	353	36	—	—	323	—	712
Gain (loss) on extinguishment of debt	—	—	—	—	—	2,866	2,866

Net income	(115)	8,318	2,253	4,634	3,952	(13,714)	5,328
Net income attributable to noncontrolling interests	—	—	—	—	—	(53)	(53)

Net income attributable to the controlling interests	$(115)	$8,318	$2,253	$4,634	$3,952	$(13,767)	$5,275

[1]	Non-core acquired and in development properties were:

Acquisition - 2445 M Street.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include: Sold Properties - Crossroads Distribution Center, Brandywine Center, Tech 100 Industrial Park and Avondale; Held for Sale Property - Charleston Business Center.

	Twelve Months Ended December 31, 2009
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$32,909	$114,944	$44,251	$41,821	$35,730	$—	$269,655
Non-core - acquired and in development [1]	13,561	21,513	660	—	1,540	—	37,274

Total	46,470	136,457	44,911	41,821	37,270	—	306,929

Real estate expenses
Core portfolio	13,382	41,462	14,674	10,680	9,849	—	90,047
Non-core - acquired and in development [1]	6,112	7,436	544	—	434	—	14,526

Total	19,494	48,898	15,218	10,680	10,283	—	104,573

Net Operating Income (NOI)
Core portfolio	19,527	73,482	29,577	31,141	25,881	—	179,608
Non-core - acquired and in development [1]	7,449	14,077	116	—	1,106	—	22,748

Total	$26,976	$87,559	$29,693	$31,141	$26,987	$—	$202,356

Core portfolio NOI GAAP basis (from above)	$19,527	$73,482	$29,577	$31,141	$25,881	$—	$179,608
Straight-line revenue, net for core properties	(20)	(1,218)	(387)	(28)	(34)	—	(1,687)
FAS 141 Min Rent	—	(1,617)	(566)	(465)	(75)	—	(2,723)
Amortization of lease intangibles for core properties	—	110	1	13	19	—	143

Core portfolio NOI, cash basis	$19,507	$70,757	$28,625	$30,661	$25,791	$—	$175,341

Reconciliation of NOI to Net Income
Total NOI	$26,976	$87,559	$29,693	$31,141	$26,987	$—	$202,356
Other income	—	—	—	—	—	1,205	1,205
Interest expense	(8,466)	(10,423)	(5,503)	(1,312)	(963)	(48,334)	(75,001)
Depreciation and amortization	(13,921)	(45,195)	(14,814)	(7,416)	(11,596)	(1,100)	(94,042)
General and administrative	—	—	—	—	—	(13,906)	(13,906)
Discontinued operations [2]	392	85	—	—	1,102	—	1,579
Gain from non-disposal activities	—	71	2	—	—	—	73
Gain on sale of real estate	—	—	—	—	—	13,348	13,348
Gain (loss) on extinguishment of debt	—	—	—	—	—	5,336	5,336

Net Income	4,981	32,097	9,378	22,413	15,530	(43,451)	40,948
Net income attributable to noncontrolling interests	—	—	—	—	—	(203)	(203)

Net income attributable to the controlling interests	$4,981	$32,097	$9,378	$22,413	$15,530	$(43,654)	$40,745

[1]	Non-core acquired and in development properties:

Acquisitions - 6100 Columbia Park Road, Sterling Medical Office Building, Kenmore Apartments, 2445 M Street and Lansdowne Medical Office Building.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include: Sold Properties - Crossroads Distribution Center, Brandywine Center, Tech 100 Industrial Park, and Avondale; Held for Sale Property - Charleston Business Center.

	Twelve Months Ended December 31, 2008
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$32,199	$115,685	$43,210	$40,987	$36,700	$—	$268,781
Non-core - acquired and in development [1]	5,659	2,608	384	—	1,259	—	9,910

Total	37,858	118,293	43,594	40,987	37,959	—	278,691

Real estate expenses
Core portfolio	13,315	40,956	13,924	9,647	9,373	—	87,215
Non-core - acquired and in development [1]	4,121	1,471	253	—	439	—	6,284

Total	17,436	42,427	14,177	9,647	9,812	—	93,499

Net operating income (NOI)
Core portfolio	18,884	74,729	29,286	31,340	27,327	—	181,566
Non-core - acquired and in development [1]	1,538	1,137	131	—	820	—	3,626

Total	$20,422	$75,866	$29,417	$31,340	$28,147	$—	$185,192

Core portfolio NOI GAAP basis (from above)	$18,884	$74,729	$29,286	$31,340	$27,327	$—	$181,566
Straight-line revenue, net for core properties	(15)	(784)	(718)	(405)	(423)	—	(2,345)
FAS 141 min rent	—	(1,379)	(565)	16	25	—	(1,903)
Amortization of lease intangibles for core properties	2	10	—	13	19	—	44

Core portfolio NOI, cash basis	$18,871	$72,576	$28,003	$30,964	$26,948	$—	$177,362

Reconciliation of NOI to net income
Total NOI	$20,422	$75,866	$29,417	$31,340	$28,147	$—	$185,192
Other income	—	—	—	—	—	1,073	1,073
Interest expense	(6,514)	(3,987)	(5,622)	(1,339)	(983)	(56,596)	(75,041)
Depreciation and amortization	(13,431)	(37,731)	(14,441)	(7,498)	(11,770)	(788)	(85,659)
General and administrative	—	—	—	—	—	(12,110)	(12,110)
Discontinued operations [2]	861	192	—	—	3,076	—	4,129
Gain from non-disposal activities	—	—	—	—	—	17	17
Gain on sale of real estate						15,275	15,275
Gain (loss) on extinguishment of debt	—	—	—	—	—	(5,583)	(5,583)

Net income	1,338	34,340	9,354	22,503	18,470	(58,712)	27,293
Net income attributable to noncontrolling interests	—	—	—	—	—	(211)	(211)

Net income attributable to the controlling interests	$1,338	$34,340	$9,354	$22,503	$18,470	$(58,923)	$27,082

[1]	Non-core acquired and in development properties were:

Acquisitions - 6100 Columbia Park Road, Sterling Medical Office Building, Kenmore Apartments, and 2445 M Street.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]

Discontinued operations include: Sold Properties - Crossroads Distribution Center, Brandywine Center, Tech 100 Industrial Park, Avondale, Sullyfield Center and The Earhart Building; Held for Sale Property - Charleston Business Center.

GAAP Basis

	Core Portfolio		All Properties
Sector	4th QTR 2009	4th QTR 2008	4th QTR 2009	4th QTR 2008

Multifamily	94.5%	92.8%	94.1%	87.6%
Office Buildings	92.0%	93.3%	92.6%	93.2%
Medical Office Buildings	95.9%	95.2%	92.7%	95.2%
Retail Centers	94.4%	94.8%	94.4%	94.8%
Industrial / Flex	87.1%	93.0%	87.3%	92.5%

Overall Portfolio	92.7%	93.7%	92.4%	92.6%

	4th Quarter 2009		Year to Date
Gross Leasing Square Footage
Office Buildings	133,548		683,793
Medical Office Buildings	34,931		139,602
Retail Centers	95,037		145,883
Industrial/Flex	44,503		453,375

Total	308,019		1,422,653

Weighted Average Term (yrs)
Office Buildings	5.2		4.6
Medical Office Buildings	7.3		5.2
Retail Centers	5.2		4.6
Industrial/Flex	4.9		3.3

Total	5.4		4.3

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$29.87	$31.85	$31.14	$32.37
Medical Office Buildings	30.38	31.32	31.77	32.90
Retail Centers	13.69	14.12	17.67	18.40
Industrial/Flex	9.33	9.62	8.53	9.00

Total	$21.97	$23.11	$22.61	$23.54

Rate on new and renewal leases
Office Buildings	$29.90	$28.19	$34.73	$33.05
Medical Office Buildings	38.88	35.42	36.80	34.48
Retail Centers	13.67	13.00	17.60	16.74
Industrial/Flex	9.02	8.41	8.80	8.49

Total	$22.90	$21.46	$24.92	$23.69

Percentage Increase
Office Buildings	0.11%	-11.48%	11.55%	2.09%
Medical Office Buildings	27.99%	13.07%	15.85%	4.79%
Retail Centers	-0.15%	-7.93%	-0.43%	-9.02%
Industrial/Flex	-3.29%	-12.61%	3.24%	-5.64%

Total	4.22%	-7.11%	10.18%	0.63%

	4th Quarter 2009		Year to Date
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot

Tenant Improvements
Office Buildings	$1,430,285	$10.71	$8,086,595	$11.83
Medical Office Buildings	750,289	21.48	2,000,373	14.33
Retail Centers	711,150	7.48	716,150	4.91
Industrial/Flex	64,692	1.45	411,135	0.91

Subtotal	$2,956,416	$9.60	$11,214,253	$7.88

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot

Leasing Costs
Office Buildings	$1,713,899	$12.83	$5,686,887	$8.32
Medical Office Buildings	715,311	20.48	1,389,291	9.95
Retail Centers	416,159	4.38	608,464	4.17
Industrial/Flex	119,606	2.69	953,195	2.10

Subtotal	$2,964,975	$9.63	$8,637,837	$6.07

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot

Tenant Improvements and Leasing Costs
Office Buildings	$3,144,184	$23.54	$13,773,482	$20.14
Medical Office Buildings	1,465,600	41.96	3,389,664	24.28
Retail Centers	1,127,309	11.86	1,324,614	9.08
Industrial/Flex	184,298	4.14	1,364,330	3.01

Total	$5,921,391	$19.22	$19,852,090	$13.95

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	66	4.41%	210,354	2.22%
Advisory Board Company	1	113	2.75%	180,925	1.91%
General Services Administration	8	18	2.12%	262,698	2.77%
INOVA Health System	7	51	1.92%	114,208	1.21%
IBM Corporation	2	110	1.92%	134,598	1.42%
Patton Boggs LLP	1	88	1.87%	110,566	1.17%
Sunrise Assisted Living, Inc.	1	45	1.57%	115,289	1.22%
Lafarge North America, Inc	1	7	1.31%	80,610	0.85%
URS Corporation	1	48	1.21%	84,970	0.90%
Children’s Hospital	3	59	1.02%	69,230	0.73%

Total/Weighted Average		61	20.10%	1,363,448	14.40%

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet

Professional, Scientific and Technical Services	$58,465,524	27.13%	2,220,576	23.37%
Ambulatory Health Care Services	40,319,407	18.70%	1,304,523	13.74%
Credit Intermediation and Related Activities	15,187,472	7.04%	380,543	4.01%
Executive, Legislative & Other General Government	9,177,221	4.26%	444,583	4.68%
Educational Services	6,766,662	3.14%	250,671	2.64%
Religious, Grantmaking, Civic, Professional	6,539,899	3.04%	203,329	2.14%
Food Services and Drinking Places	5,735,577	2.66%	214,671	2.26%
Administrative and Support Services	5,044,315	2.34%	322,261	3.39%
Food and Beverage Stores	4,131,651	1.92%	255,416	2.69%
Nursing and Residential Care Facilities	3,931,270	1.83%	145,010	1.53%
Broadcasting (except Internet)	3,513,648	1.63%	104,459	1.10%
Miscellaneous Store Retailers	3,451,386	1.60%	240,220	2.53%
Furniture and Home Furnishing Stores	3,371,369	1.57%	215,942	2.27%
Nonmetallic Mineral Product Manufacturing	3,200,247	1.49%	119,474	1.26%
Merchant Wholesalers-Durable Goods	2,943,430	1.37%	293,226	3.09%
Personal and Laundry Services	2,804,802	1.30%	101,829	1.07%
Clothing and Clothing Accessories Stores	2,262,857	1.05%	140,834	1.48%
Health and Personal Care Services	2,190,686	1.02%	63,149	0.67%
Specialty Trade Contractors	2,114,408	0.98%	225,789	2.38%
Hospitals	2,050,447	0.95%	64,910	0.68%
Sporting Goods/Books/Hobby/Music Stores	1,989,755	0.92%	144,171	1.52%
Printing and Related Support Activities	1,972,059	0.92%	92,128	0.97%
Merchant Wholesalers-Non Durable Goods	1,971,329	0.92%	212,101	2.23%
Miscellaneous Manufacturing	1,920,393	0.89%	181,959	1.92%
Real Estate	1,871,387	0.87%	72,053	0.76%
Construction of Buildings	1,786,761	0.83%	109,794	1.16%
General Merchandise Stores	1,673,509	0.78%	222,430	2.34%
Computer & Electronic Product Manufacturing	1,404,026	0.65%	78,832	0.83%
Amusement, Gambling and Recreation industries	1,351,336	0.63%	107,108	1.13%
Insurance Carriers and Related Activities	1,329,725	0.62%	54,026	0.57%
Telecommunications	1,180,350	0.55%	35,231	0.37%
Other	13,803,382	6.40%	876,287	9.22%

Total	$215,456,290	100.00%	9,497,535	100.00%

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2010	127	560,911	14.95%	$16,440,008	$29.31	12.80%
2011	115	517,068	13.79%	16,912,727	32.71	13.17%
2012	89	414,601	11.05%	12,757,871	30.77	9.94%
2013	63	456,908	12.18%	14,273,322	31.24	11.12%
2014	69	562,415	14.99%	18,365,497	32.65	14.30%
2015 and thereafter	135	1,238,978	33.04%	49,670,427	40.09	38.67%

	598	3,750,881	100.00%	$128,419,852	$34.24	100.00%

Medical Office:
2010	60	182,641	15.28%	$6,010,260	$32.91	13.44%
2011	69	216,818	18.14%	7,444,653	34.34	16.65%
2012	44	137,069	11.47%	5,085,428	37.10	11.38%
2013	46	138,769	11.61%	4,844,415	34.91	10.84%
2014	38	119,275	9.98%	4,682,101	39.25	10.47%
2015 and thereafter	100	401,018	33.53%	16,639,203	41.49	37.22%

	357	1,195,590	100.00%	$44,706,060	$37.39	100.00%

Retail:
2010	55	242,191	13.51%	$4,693,740	$19.38	13.29%
2011	42	201,578	11.24%	3,557,331	17.65	10.07%
2012	41	140,073	7.81%	3,226,532	23.03	9.13%
2013	37	286,002	15.95%	4,347,732	15.20	12.31%
2014	19	108,247	6.04%	2,469,607	22.81	6.99%
2015 and thereafter	83	814,933	45.45%	17,031,800	20.90	48.21%

	277	1,793,024	100.00%	$35,326,742	$19.70	100.00%

Industrial/Flex:
2010	55	564,309	20.14%	$6,264,495	$11.10	19.09%
2011	66	553,614	19.76%	5,637,367	10.18	17.18%
2012	38	495,356	17.68%	5,617,674	11.34	17.12%
2013	29	417,951	14.91%	4,904,205	11.73	14.95%
2014	17	283,557	10.12%	3,418,137	12.05	10.42%
2015 and thereafter	33	487,539	17.39%	6,966,074	14.29	21.23%

	238	2,802,326	100.00%	$32,807,952	$11.71	100.00%

Total:
2010	297	1,550,052	16.25%	$33,408,503	$21.55	13.85%
2011	292	1,489,078	15.61%	33,552,078	22.53	13.91%
2012	212	1,187,099	12.44%	26,687,505	22.48	11.06%
2013	175	1,299,630	13.62%	28,369,674	21.83	11.76%
2014	143	1,073,494	11.24%	28,935,342	26.95	11.99%
2015 and thereafter	351	2,942,468	30.84%	90,307,504	30.69	37.43%

	1,470	9,541,821	100.00%	$241,260,606	$25.28	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	December 31, 2009 Leased Percentage	Investment
Lansdowne Medical Office Building	Leesburg, VA	August 13, 2009	87,400	0%	0%	$19,900

Disposition Summary

		Disposition Date	Property Type	Square Feet	Sale Price	GAAP Gain
Avondale Apartments (237 units)	Laurel, MD	May 13, 2009	Multifamily	170,000	$19,750	$6,700
Tech 100	Elkridge, MD	July 23, 2009	Industrial	166,000	$10,540	$4,100
Brandywine Center	Rockville, MD	July 31, 2009	Office	35,000	$3,300	$1,000
Crossroads Distribution Center	Elkridge, MD	November 13, 2009	Industrial	85,000	$4,375	$1,500

			Total	456,000	$37,965	$13,300

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
Dulles Station	Herndon, VA	2005	2007	180,000
2445 M Street	Washington, DC	2008	1986	290,000

Subtotal				4,176,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	87,000

Subtotal				1,309,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 256	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 (2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000
Kenmore Apartments / 374	Washington, DC	2008	1948	270,000

Subtotal (2,540 units)				2,206,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,344,000

TOTAL				13,057,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income attributable to the controlling interest (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements, leasing incentives and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream, non-cash gain/loss from extinguishment of debt and straight line rents, then adding non-real estate depreciation and amortization, non-cash fair value interest expense, adding or subtracting amortization of lease intangibles and amortization of restricted share compensation, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.